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Exhibit 10.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-13388 and 333-13390) of Bookham Technology plc of the reference to our firm in Item 3 under the caption "Selected Consolidated Financial Data" and of our report dated March 18, 2003 with respect to the consolidated financial statements of Bookham Technology plc, all included in this Amendment No. 1 to the Annual Report (Form 20-F/A) for the year ended December 31, 2002.

/s/ ERNST & YOUNG LLP Ernst & Young LLP

Reading, England
September 9, 2003

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CONSENT OF INDEPENDENT AUDITORS